UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 26, 2011

State Bancorp, Inc.
(Exact name of registrant as specified in its charter)

New York	001-14783	11-2846511
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Jericho Plaza
Jericho, NY 11753
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code (516) 465-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM5.07           SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Results of 2011 Annual Stockholders’ Meeting

On April 26, 2011, State Bancorp, Inc. (the “Company”) held its Annual Stockholders’ Meeting (the “Meeting”).  As of the record date there were a total of 16,877,446 shares of common stock outstanding and entitled to vote at the Meeting.  At the Meeting 14,676,961 shares of common stock were represented in person or by proxy, therefore a quorum was present.  Three proposals were presented and voted on and the preliminary results were reported at the Meeting.  Set forth below are the final results for all proposals.

First Proposal – Election of Directors

The following directors were elected to a one year term by the affirmative vote of a majority of the votes cast for and withheld from the election of nominees by the shares of common stock present in person or by proxy and entitled to vote at the Meeting.

Nominee	For	Withheld	Abstained	Broker non-vote
Michael Donahue	10,789,853	252,508	123,623	3,510,977
Arthur Dulik, Jr.	10,386,421	762,746	16,817	3,510,977
Donald C. Fleming	10,780,655	256,089	129,240	3,510,977
John J. LaFalce	10,483,986	571,013	110,985	3,510,977
Richard J. Lashley	10,696,957	371,038	97,989	3,510,977
Thomas M. O’Brien	10,247,812	813,939	104,233	3,510,977
John F. Picciano	10,341,109	806,891	17,984	3,510,977
Suzanne H. Rueck	10,067,645	1,083,215	15,124	3,510,977
Jeffrey S. Wilks	9,736,939	1,413,258	15,787	3,510,977

The following directors continue to serve on the Board:  Thomas E. Christman and Nicos Katsoulis.

Second Proposal – Ratification on a non-binding basis of the Company’s 2010 compensation program for its Named Executive Officers.

For:   8,795,780
Against:   2,326,785
Abstained:   43,419
Broker non-votes:   3,510,977

The Proposal was approved by the affirmative vote of a majority of the shares of common stock present in person or by proxy and entitled to vote at the Meeting.  The proposal therefore passed.

Third Proposal – Ratification of the Appointment of Crowe Horwath LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2011.

For:   14,553,454
Against:   61,097
Abstained:   62,410
Broker non-votes:   0

The Proposal was approved by the affirmative vote of a majority of the shares of common stock present in person or by proxy and entitled to vote at the Meeting.  The proposal therefore passed.

ITEM 8.01           OTHER EVENTS

Declaration of Quarterly Dividend

At its April 26, 2011 Board meeting, the Company’s Board of Directors declared a cash dividend of $0.05 per share to be paid on June 16, 2011 to stockholders of record as of May 18, 2011.  The press release announcing such declaration is filed herewith as Exhibit 99.1.

ITEM9.01           FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

 The following exhibit is filed as part of this report.

Exhibit 99.1	Press release issued by the Company on April 26, 2011 announcing the declaration of a cash dividend of $0.05 per share.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 27, 2011	State Bancorp, Inc.

	By:	/s/ Brian K. Finneran
Brian K. Finneran Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release of the Company dated April 26, 2011